UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 18, 2002




                             TARGET LOGISTICS, INC.

             (Exact name of registrant as specified in its charter)


Delaware                               0-29754                   11-3309110
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


                112 East 25th Street, Baltimore, Maryland 21218
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 338-0127


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4. Changes in Registrant's Certifying Accountant.

     On April 18, 2002, Target Logistics, Inc. (the "Company") determined, for itself and on behalf of its subsidiaries, to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and to engage the services of Stonefield Josephson, Inc. ("Stonefield Josephson") as its new independent auditors. The change in auditors became effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Stonefield Josephson will review the financial statements of the Company for the fiscal quarter ended March 31, 2002.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through April 18, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended June 30, 2001 or within the interim period through April 18, 2002.

     The audit reports of Arthur Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached hereto as Exhibit 16.1.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through April 18, 2002, neither the Company nor any of its subsidiaries consulted with Stonefield Josephson regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------

16.1 Letter of Arthur Andersen LLP



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TARGET LOGISTICS, INC.
                                            (Registrant)


Date: April 18, 2002                         By:    /s/ Stuart Hettleman
                                                --------------------------------
                                                Stuart Hettleman
                                                President

                                                                    Exhibit 16.1


                        [ARTHUR ANDERSEN LLP LETTERHEAD]


April 18, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

     We have read the paragraphs of Item 4 included in the Form 8-K dated April 18, 2002 of Target Logistics, Inc., to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein as they relate to Arthur Andersen.

Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP


cc:  Mr. Stuart Hettleman, President, Target Logistics, Inc.